Supplement dated June 15, 2016, to the Wilmington Funds (the “Trust”) Statement of Additional Information dated August 31, 2015 (the “SAI”)

Effective June 1, 2016, the following amends and supplements certain information on page 82 of the SAI under the section entitled “Who Manages and Provides Services to the Funds?” and the subsections entitled “Sub-Advisory Services,” “Multi-Manager Real Asset Fund”:

MULTI-MANAGER REAL ASSET FUND

The Multi-Manager Real Asset Fund is directly responsible for paying each of its sub-advisors the following sub-advisory fees as a percentage of average daily net assets allocated to and managed by a sub-advisor:

SUB-ADVISOR	SUBADVISORY FEE AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (“ASSETS”)

CBRE Clarion	0.65% of the first $50 million in assets; 0.55% of the next $50 million in assets; and 0.45% of assets over $100 million

PIMCO	0.25% of assets

Parametric	0.25% of the first $20 million in assets; 0.20% of the next $20 million in assets; and 0.15% of asset in excess of $40 million

Please keep this Supplement for future reference